       FOURTH AMENDMENT dated as of March 2, 1994, to the Credit Agreement dated as of August 16, 1988, as amended and restated as of July 27, 1992, and as further amended prior to the date hereof (the "Credit Agreement"), among Northwestern Steel and Wire Company, an Illinois corporation ("NWS"), Northwestern Steel and Wire Company (formerly known as H/N Steel Company, Inc.), a Texas corporation and a direct, wholly-owned subsidiary of NWS ("NWS/Texas" and, together with NWS, the "Borrowers"), the lenders party thereto (the "Lenders") and Chemical Bank, as Agent for the Lenders (the "Agent").

  The Borrowers have requested, subject to the terms and conditions set forth herein, that the Lenders approve the amendment to the Credit Agreement set forth in Section 1 of this Agreement. Accordingly, the Borrowers, the undersigned Lenders and the Agent agree as follows:

  SECTION 1. Amendment to Article I of Credit Agreement. The definition of the
             -------------------------------------------
term "Adjusted Stockholders' Equity" appearing in Article I of the Credit Agreement is hereby amended by adding at the end of the proviso to such definition the words "or changes in actuarial calculations resulting from Financial Accounting Standard Nos. 87 and 106".

  SECTION 2. Representations and Warranties. The Borrowers jointly and severally
             -------------------------------
represent and warrant to each of the Lenders that, after giving effect to this
Agreement:

  (a) as of the date hereof, there exists no Event of Default of event which, with notice, lapse of time or both, would constitute an Event of Default;

  (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; and

  (c) as of the date hereof, the Borrowers have performed all obligations to be performed on their part as set forth in the Credit Agreement and the other Loan Documents.

  SECTION 3. Conditions of Effectiveness. This Agreement shall become effective
             ----------------------------
upon receipt by the Agent (or its counsel) of counterparts of this Agreement which, when taken together, bear the signatures of each Borrower and the Required Lenders.

  SECTION 4. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
             ---------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

  SECTION 5. Counterparts. This Agreement may be executed in two or more
             -------------
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

  SECTION 6. Agreement. Except as expressly amended hereby, the Credit Agreement
             ----------
shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

  SECTION 7. Expenses. The Borrowers shall pay all reasonable out-of-pocket
             ---------
expenses incurred by the Agent or any Lender in connection with this Agreement.

  SECTION 8. Headings. The headings of this Agreement are for the purposes of
             ---------
reference only and shall not limit or otherwise affect the meaning hereof.

  SECTION 9. Capitalized Terms. Unless otherwise specified, capitalized terms
             ------------------
used herein shall have the respective meanings assigned thereto in the Credit Agreement.

  IN WITNESS WHEREOF, the Borrowers, the Agent and the undersigned Lenders have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

                                       NORTHWESTERN STEEL AND WIRE
                                       COMPANY, an Illinois
                                       corporation,

                                       by /s/ Edward G. Maris
                                          ------------------------
                                          Name: Edward G. Maris
                                          Title: SR. V.P./CFO


                                       NORTHWESTERN STEEL AND WIRE
                                       COMPANY, a Texas corporation,

                                       by /s/ Edward G. Maris
                                         ------------------------
                                         Name: Edward G. Maris
                                         Title: SR. V.P./CFO


                                       CHEMICAL BANK, in its capacity
                                       as a Lender and as Agent,

                                       by
                                          ------------------------
                                          Name:
                                          Title:


                                       MARINE MIDLAND BUSINESS LOANS,
                                       INC.,

                                       by
                                          ------------------------
                                          Name:
                                          Title:

  SECTION 9. Capitalized Terms. Unless otherwise specified, capitalized terms
             ------------------
used herein shall have the respective meanings assigned thereto in the Credit Agreement.

  IN WITNESS WHEREOF, the Borrowers, the Agent and the undersigned Lenders have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

                                       NORTHWESTERN STEEL AND WIRE
                                       COMPANY, an Illinois
                                       corporation,

                                       by
                                          ------------------------
                                          Name:
                                          Title:


                                       NORTHWESTERN STEEL AND WIRE
                                       COMPANY, a Texas corporation,

                                       by
                                         ------------------------
                                         Name:
                                         Title:


                                       CHEMICAL BANK, in its capacity
                                       as a Lender and as Agent,

                                       by /s/ Theodore L. Parker
                                          ------------------------
                                          Name: Theodore L. Parker
                                          Title: Vice President


                                       MARINE MIDLAND BUSINESS LOANS,
                                       INC.,

                                       by
                                          ------------------------
                                          Name:
                                          Title:

  SECTION 9. Capitalized Terms. Unless otherwise specified, capitalized terms
             ------------------
used herein shall have the respective meanings assigned thereto in the Credit Agreement.

  IN WITNESS WHEREOF, the Borrowers, the Agent and the undersigned Lenders have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

                                       NORTHWESTERN STEEL AND WIRE
                                       COMPANY, an Illinois
                                       corporation,

                                       by
                                          ------------------------
                                          Name:
                                          Title:


                                       NORTHWESTERN STEEL AND WIRE
                                       COMPANY, a Texas corporation,

                                       by
                                         ------------------------
                                         Name:
                                         Title:


                                       CHEMICAL BANK, in its capacity
                                       as a Lender and as Agent,

                                       by
                                          ------------------------
                                          Name:
                                          Title:


                                       MARINE MIDLAND BUSINESS LOANS,
                                       INC.,

                                       by /s/ Janice J. Yong
                                          ------------------------
                                          Name: Janice J. Yong
                                          Title: Adm. Vice Pres.

                                       WELLS FARGO BANK, N.A.,

                                       by /s/ Laila Partridge
                                          ------------------------
                                          Name: Laila Partridge
                                          Title: Vice President


                                       MITSUI NEVITT CAPITAL CORP.,

                                       by
                                         ------------------------
                                         Name:
                                         Title:


                                       THE TRAVELERS INSURANCE
                                       COMPANY,

                                       by
                                          ------------------------
                                          Name:
                                          Title:


                                       THE TRAVELERS INDEMNITY
                                       COMPANY,

                                       by
                                          ------------------------
                                          Name:
                                          Title:


                                       THE PHOENIX INSURANCE COMPANY,

                                       by
                                          ------------------------
                                          Name:
                                          Title:

                                       WELLS FARGO BANK, N.A.,

                                       by
                                          ------------------------
                                          Name:
                                          Title:


                                       MITSUI NEVITT CAPITAL CORP.,

                                       by /s/ Chris Dawsgioris
                                         ------------------------
                                         Name: Chris Dawsgioris
                                         Title: Vice President


                                       THE TRAVELERS INSURANCE
                                       COMPANY,

                                       by
                                          ------------------------
                                          Name:
                                          Title:


                                       THE TRAVELERS INDEMNITY
                                       COMPANY,

                                       by
                                          ------------------------
                                          Name:
                                          Title:


                                       THE PHOENIX INSURANCE COMPANY,

                                       by
                                          ------------------------
                                          Name:
                                          Title:

                                       WELLS FARGO BANK, N.A.,

                                       by
                                          ------------------------
                                          Name:
                                          Title:


                                       MITSUI NEVITT CAPITAL CORP.,

                                       by
                                         ------------------------
                                         Name:
                                         Title:


                                       THE TRAVELERS INSURANCE
                                       COMPANY,

                                       by /s/ John W. Petchler
                                          ------------------------
                                          Name: John W. Petchler
                                          Title: Second Vice President


                                       THE TRAVELERS INDEMNITY
                                       COMPANY,

                                       by /s/ John W. Petchler
                                          ------------------------
                                          Name: John W. Petchler
                                          Title: Second Vice President


                                       THE PHOENIX INSURANCE COMPANY,

                                       by /s/ John W. Petchler
                                          ------------------------
                                          Name: John W. Petchler
                                          Title: Second Vice President

                                       THE TRAVELERS INSURANCE
                                       COMPANY (AS TO SEPARATE
                                       ACCOUNT D),

                                         by /s/ John W. Petchler
                                           ------------------------------
                                           Name: JOHN W. PETCHLER
                                           Title: Second Vice President


                                       HELLER FINANCIAL, INC.,

                                         by
                                           ------------------------------
                                           Name:
                                           Title:

                                       THE TRAVELERS INSURANCE
                                       COMPANY (AS TO SEPARATE
                                       ACCOUNT D),

                                       by
                                          ------------------------
                                          Name:
                                          Title:


                                       HELLER FINANCIAL, INC.,

                                       by /s/ Albert M. Ricestro
                                          ------------------------
                                          Name:  Albert M. Ricestro
                                          Title: S.V.P.